SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 25, 2013


                              TAMINO MINERALS, INC.
                   -----------------------------------------
                 (Name of Small Business Issuer in its charter)


     Pennsylvania                   000-27102                  23-2694937
--------------------------    ----------------------        ------------------
(State of incorporation)       (Commission File No.)        (IRS Employer
                                                             Identification No.)

                              2343 W Broadway Blvd.
                                    Suite 100
                                Tucson, AZ 85719
                       -----------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (480) 409-4233


                            Entertainment Games, Inc.
               --------------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On February  6, 2013   shareholders  owning a majority of the  Company's
common stock approved amendments to the Company's Articles of Incorporation:

     o changing the name of the Company from Entertainment Games, Inc. to Tamino Minerals, Inc., and

     o implementing a reverse stock split of the Company's common stock on a 1-for-10 basis.

     The amendments to the Company's Articles of Incorporation were filed with the Pennsylvania Department of State on February 25, 2013.

     The  name   change  and  stock   split  will   become   effective   in  the
over-the-counter market when FINRA approves the Company's submission regarding the amendments to the Articles of Incorporation.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 11, 2013                   TAMINO MINERALS, INC.


                                     By: /s/ Pedro Villagran-Garcia
                                         ---------------------------------
                                         Pedro Villagran-Garcia, Chief Executive
                                         Officer